                                                                     EXHIBIT 4.1

          NUMBER              GLOBALTEL             SHARES
   INCORPORATED UNDER                       SEE REVERSE FOR CERTAIN
   THE LAWS OF THE                                DEFINITIONS
   STATE OF WASHINGTON                          CUSIP 379388 10 7


   This Certifies that




   is the record holder of


   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF

                           GLOBALTEL RESOURCES, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:

            German Burtscher                     Ronald D. Erickson
            SECRETARY                            PRESIDENT

                     [SEAL OF GLOBALTEL RESOURCES]


COUNTERSIGNED AND REGISTERED:
      CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                    TRANSFER AGENT AND REGISTRAR

BY

                       AUTHORIZED SIGNATURE
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   The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences, and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, insofar as the same shall have been fixed, and of the authority of the Board of Directors to designate any preferences, rights and limitations of any wholly unissued series. Any such request should be directed to the Secretary of the Corporation at the principal office of the Corporation.


   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

            TEN COM -- as tenants in common
            TEN ENT -- as tenants by the entireties
            JT TEN  -- as joint tenants with right of
                       survivorship and not as tenants
                       in common

            UNIF GIFT MIN ACT -- ...........Custodian............
                                   (Cust)              (Minor)
                                 under Uniform Gifts to Minors
                                 Act.............................
                                            (State)
            UNIF TRF MIN ACT  -- ......Custodian (until age ....)
                                   (Cust)
                                 .........under Uniform Transfers
                                  (Minor)
                                 to Minors Act...................
                                                  (State)

    Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED, ________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

________________________________________________________________________________
   (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________

                                       X _______________________________________

                                       X _______________________________________
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By __________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED MEDALLION
SIGNATURE GUARANTEE PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.